                                    [GRAPHIC]

                                                        Quarterly Report
                                                        October 31, 2001



                                  The
                                      ITALY
                               -------------------
                                    Fund Inc.      [GRAPHIC] ITA

[GRAPHIC]
ITA


Dear Shareholder:

Enclosed herein is the report for The Italy Fund Inc. ("Fund") for the nine-month period ended October 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.


Investment Strategy

Our objective is to seek long-term capital appreciation through investing substantially all, but not less than 80% of the value of its net assets in Italian investments. We seek to invest in sound companies with strong growth potential, as our belief is that quality companies should thrive through different economic and market climates.
Performance Update

The following performance figures include the nine-month and fiscal third quarter total return statistics ended October 31, 2001. During the nine-month period, the Fund returned a negative 32.73% in terms of market price (negative 30.24% in terms of net asset value), relative to the negative 30.06% return of The Morgan Stanley Capital International Italy Index ("MSCI Italy")/1/. However, during the fiscal third quarter ended October 31, 2001, the Fund generated a negative return of 15.43% in terms of market price (negative 10.89% in terms of net asset value), relative to The MSCI Italy, Milan MIBtel 30 Index ("MIBtel 30")/2/ and the BCI General Index ("BCI General")/3/, which generated negative returns of 11.9%, 13.8% and 13.8%, respectively, for the same period. The table on page 2 summarizes the Fund's performance and MSCI Italy returns for the nine-month period ended October 31, 2001 and the one-, three-, five- and ten-year periods ended October 31, 2001.


--------
1 The MSCI Italy is comprised of 50 companies traded on the Milan Stock
  Exchange. Please note that an investor cannot invest directly in an index. 2 The MIBtel 30 is comprised of 30 of the most liquid and highly capitalized stocks listed on the Milan Stock Exchange, which account for 70% of the exchange's total market capitalization. Please note that an investor cannot invest directly in an index.
3 The BCI General is comprised of 296 companies traded on the Milan Stock
  Exchange. Please note that an investor cannot invest directly in an index.

                                      1

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                      Performance of The Italy Fund Inc.*

                        The Italy Fund Inc.
                    --------------------------
                    Net Asset Value Market Price MSCI Italy
                    --------------- ------------ ----------
1/31/01 to 10/31/01     (30.24)%       (32.73)%    (30.06)%
1-year                  (24.82)%       (25.96)%    (25.89)%
3-year                    7.00%          8.24%      (5.80)%
5-year                   14.90%         16.38%       9.36%
10-year                   8.03%          7.82%       7.25%

--------
* Data for fund performance are derived from Lipper, Inc. and are presented according to net asset value ("NAV") followed by market price. Average annual total returns are based on each respective period above, as of October 31, 2001. NAV and market price calculations include reinvestment of dividends and capital gains, excluding sales charges. Lipper, Inc. is a nationally recognized, independent organization that reports on total return performance and rankings for investment products. Past performance is not indicative of future results.

Market and Fund Review

The Italian stock market (as measured by the MSCI Italy), has performed poorly this year like many other world markets, declining 30.06% in value between January 1 and October 31, 2001. Although the Fund's performance over the period has also been negative, the portfolio fared somewhat better than the general market attributable to differences in asset allocation and security selection. The Fund's portfolio has been structured more toward mid- and small-cap stocks, which we believe offer better growth potential than larger-cap stocks.

During the Fund's third fiscal quarter, positions in Saipem, Autogrill, Bayersiche Vita, Bipop and Parmalat Finanziara each were reduced to below 5% of the portfolio. Both Bipop Carire and Autogrill had come under selling pressure. However, the Fund's 11.9% stake in Recordati was not reduced, as we believe the company's new hypertension drug appears promising and FDA approval in the U.S. is anticipated next year. We eliminated the position in Caltagirone Editore and established a new position in Lottomatica, the organizer of traditional lotteries in Italy. We have not -- at least yet -- sold Telecom Italia or Telecom Italia Mobile, which we believe offers an attractive yield.

                                      2

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Market Outlook

Stock price valuations in Italy continue to be relatively less expensive than those in the European and U.S. equity markets. Stocks in Italy are selling at
9.3 times 2002-price/cash flow estimates, while those in Europe and the U.S. are trading at 10.4 times and 14.6 times cash flow estimates, respectively. Many changes have transpired in Italy that may play a role in our market outlook. They include the requirement of quarterly reporting, which is expected to enhance shareholder value, stock options, our buying in of our own shares, as well as the relative under-valuation and under-performance of the Italian markets versus European stock markets over the past 10 years. Furthermore, many individual investors have shifted their fixed income / money market allocations into equity mutual funds, which should also add to the liquidity of this market. Although no assurances can be made, we remain confident that given the preceding factors, investors who maintain exposure to Italian investments, such as the Fund's investments in small- and mid-cap stocks may find the strategy potentially rewarding provided they maintain a long-term investment horizon.

Preliminary Comments Regarding 2001 Annual Meeting of Shareholders

The official results of the Fund's annual Shareholder Meeting held on November 14th, 2001 will be provided in the next shareholders report, as the meeting occurred after the close of the Fund's reporting period. However, preliminarily, we wish to inform you that Heath B. McLendon was re-elected at the meeting to the Board of Directors of the Fund to serve until the annual 2004 Shareholder Meeting. Furthermore, the results of a non-binding shareholder proposal to convert the Fund to an open-end fund structure were reported at the meeting. Approximately 42% of the Fund's 5,069,019 outstanding shares were cast in favor of this conversion proposal, approximately 18% were cast against it. A total of 3,345,972 shares were voted on this proposal. Approximately 26% of the shares either abstained or were broker non-votes; the remainder did not respond at all. (Please note that broker non-votes represent those shares that brokers were not able to vote on behalf of their shareholder clients as this was a non-standard proposal.) The Fund continues its active share repurchase program.


                                      3

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We thank you for investing in The Italy Fund Inc.

Sincerely,

/s/ Heath B. McLendon                 /s/ Mario d'Urso
Heath B. McLendon                     Mario d'Urso
Chairman                              President

/s/ Rein W. van der Does
Rein W. van der Does
Vice President and Investment Officer

November 3, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 and 7 for a list and percentage breakdown of the Fund's holdings or the percentage of the Fund's assets held in various sectors. Also, please note that any discussion of the Fund's holdings is as of October 31, 2001 and is subject to change.

Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions.

                                      4

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The Italy Fund's Sectorial Structure*
----------------------------------------------------------
October 31, 2001 (unaudited)

                 [CHART]

Automotive                              0.03%
Banking                                 0.08%
Construction                            0.05%
Consumer Staples - Food                 0.11%
Energy Exploration                      0.05%
Insurance                               0.08%
Leisure/Recreation                      0.02%
Lottery Services                        0.03%
Media Group                             0.03%
Miscellaneous**                            0%
Pharmaceuticals                         0.14%
Real Estate Management/Services         0.04%
Telecommunications/Telephone            0.14%
Telecommunications/Wireless             0.16%
Utilities                               0.04%


BCI General Index Sectorial Structure
----------------------------------------------------------
October 31, 2001 (unaudited)

          [CHART]

Asset Management        3%
Banking                16%
Capital Goods           7%
Consumer & Others       5%
Cyclicals               3%
Insurance              14%
Internet                2%
Media-Entertainment     2%
Oil & Gas              12%
Telecommunications     24%
Utilities              12%

*  As a percentage of total investments.
** Represents less than 1% of total investments.


                                      5

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The Italy Fund Inc.

Schedule of Investments
October 31, 2001 (unaudited)
----------------------------------------------------------

            Shares                Security                 Value
            --------------------------------------------------------

            COMMON STOCK -- 100.0%
            Automotive -- 2.8%
            700,000 Ducati Motor Holding S.p.A.......... $  933,123
                                                         ----------
            Banking -- 8.5%
            220,000 Banca Fideuram S.p.A.+..............  1,355,370
            880,000 BIPOP - Carire S.p.A.+..............  1,505,967
                                                         ----------
                                                          2,861,337
                                                         ----------
            Construction -- 4.9%
            250,000 Buzzi Unicem S.p.A. di Risp NC++....  1,668,543
                                                         ----------
            Consumer Staples - Food -- 11.3%
            260,027 Autogrill S.p.A.+...................  2,049,301
            675,000 Parmalat Finanziara S.p.A.+.........  1,775,275
                                                         ----------
                                                          3,824,576
                                                         ----------
            Energy Exploration -- 5.1%
            350,000 Saipem S.p.A........................  1,714,929
                                                         ----------
            Insurance -- 8.4%
            239,300 Bayerische Vita S.p.A.+.............  1,633,771
            100,000 Riunione Adriatica di Sicurta S.p.A.  1,201,531
                                                         ----------
                                                          2,835,302
                                                         ----------
            Leisure/Recreation -- 1.6%
            200,000 Ferretti S.p.A......................    537,717
                                                         ----------
            Lottery Services -- 2.9%
            200,000 Lottomatica S.p.A...................    961,946
                                                         ----------
            Media Group -- 2.6%
            363,316 Gruppo Editoriale L'Espresso S.p.A.+    891,724
                                                         ----------
            Miscellaneous -- 0.2%
             42,200 ETF Group*..........................     62,277
                                                         ----------
            Pharmaceuticals -- 13.9%
            250,000 Recordati S.p.A.....................  4,679,126
                                                         ----------


See Notes to Financial Statements.

                                      6

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The Italy Fund Inc.

Schedule of Investments
October 31, 2001 (unaudited) (continued)
----------------------------------------------------------

            Shares                 Security                  Value
           -----------------------------------------------------------
           Real Estate Management/Services -- 4.0%
           3,000,000 Beni Stabili S.p.A.................. $ 1,334,835
                                                          -----------
           Telecommunications - Telephone -- 14.2%
             990,000 Telecom Italia S.p.A. di Risp NC+++.   4,775,006
                                                          -----------
           Telecommunications - Wireless -- 15.9%
             990,000 Telecom Italia Mobile S.p.A.........   5,367,980
                                                          -----------
           Utilities -- 3.7%
             200,000 Autostrade S.p.A....................   1,257,374
                                                          -----------
                     TOTAL INVESTMENTS AT VALUE -- 100.0%
                     (Cost -- $23,796,065**)............. $33,705,795
                                                          ===========

--------
 +   All or portion of this security is on loan (See Note 6).
 ++  Risp NC - Risparmio Non-Convertible (non-convertible savings shares).
 * Security is valued by the Fund's Board of Directors and is restricted as to re-sale (See Note 4).
 **  Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

                                      7

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The Italy Fund Inc.

Statement of Assets and Liabilities
October 31, 2001 (unaudited)
----------------------------------------------------------


ASSETS:
Investments, at value (Cost -- $23,796,065)........................ $33,705,795
Foreign currency, at value (Cost -- $3,852,778)....................   3,878,328
Cash...............................................................   1,662,938
Collateral for securities on loan (Note 6).........................  11,736,664
Receivable for securities sold.....................................     112,068
                                                                    -----------
Total Assets.......................................................  51,095,793
                                                                    -----------

LIABILITIES:
Payable for securities on loan (Note 6)............................  11,736,664
Management fee payable.............................................      33,199
Accrued expenses...................................................      88,322
                                                                    -----------
Total Liabilities..................................................  11,858,185
                                                                    -----------
Total Net Assets................................................... $39,237,608
                                                                    ===========

NET ASSETS:
Par value of capital shares........................................ $    50,484
Capital paid in excess of par value................................  24,859,994
Accumulated net investment loss....................................    (280,501)
Accumulated net realized gain from security transactions and
  foreign currencies...............................................   4,671,426
Net unrealized appreciation of investments and foreign currencies..   9,936,205
                                                                    -----------

Total Net Assets
(Equivalent to $7.77 a share on 5,048,418 shares of $0.01 par value outstanding; 20,000,000 shares authorized)....................... $39,237,608
                                                                    ===========

See Notes to Financial Statements.

                                      8

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The Italy Fund Inc.

Statement of Operations
For the Nine Months Ended October 31, 2001 (unaudited)
----------------------------------------------------------

     INVESTMENT INCOME:
     Dividends............................................... $  1,105,432
     Interest................................................      221,241
     Less: Foreign withholding tax...........................     (160,583)
                                                              ------------
     Total Investment Income.................................    1,166,090
                                                              ------------

     EXPENSES:
     Management fee (Note 2).................................      330,798
     Audit and legal.........................................      104,862
     Administration fee (Note 2).............................       88,213
     Custody.................................................       68,062
     Shareholder communications..............................       56,096
     Directors' fees.........................................       51,982
     Shareholder system and servicing fees...................       36,845
     Registration fees.......................................       13,624
     Pricing service fees....................................          422
     Other...................................................       11,706
                                                              ------------
     Total Expenses..........................................      762,610
                                                              ------------
     Net Investment Income...................................      403,480
                                                              ------------

     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCIES (NOTE 3):
     Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)    4,260,435
      Foreign currency transactions..........................     (257,132)
                                                              ------------
     Net Realized Gain.......................................    4,003,303
                                                              ------------
     Change in Net Unrealized Appreciation From:
      Security transactions..................................  (29,813,213)
      Foreign currency transactions..........................      229,818
                                                              ------------
     Decrease in Net Unrealized Appreciation.................  (29,583,395)
                                                              ------------
     Net Loss on Investments and Foreign Currencies..........  (25,580,092)
                                                              ------------
     Decrease in Net Assets From Operations.................. $(25,176,612)
                                                              ============

See Notes to Financial Statements.

                                      9

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The Italy Fund Inc.

Statements of Changes in Net Assets
For the Nine Months Ended October 31, 2001 (unaudited) and the Year Ended January 31, 2001
----------------------------------------------------------


                                                    October 31    January 31
                                                   ------------  ------------
 OPERATIONS:
 Net investment income............................ $    403,480  $    825,934
 Net realized gain................................    4,003,303    46,209,985
 Decrease in net unrealized appreciation..........  (29,583,395)  (31,273,792)
                                                   ------------  ------------
 Increase (Decrease) in Net Assets
   From Operations................................  (25,176,612)   15,762,127
                                                   ------------  ------------

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income............................           --    (1,944,620)
 Net realized gains (includes stock divided of
   $8,923,272 for the year ended January 31, 2001)   (8,180,194)  (49,016,486)
                                                   ------------  ------------
 Decrease in Net Assets From
  Distributions to Shareholders...................   (8,180,194)  (50,961,106)
                                                   ------------  ------------

 FUND SHARE TRANSACTIONS (NOTE 7):
 Treasury stock acquired..........................     (916,550)   (7,053,699)
 Tender offer (includes expenses of $75,375 and
   $99,897, respectively, related to tender offer
   which expired September 5, 2000)...............  (13,472,633)  (40,417,863)
 Stock dividend...................................           --     8,923,272
                                                   ------------  ------------
 Decrease in Net Assets From                                  .
  Fund Share Transactions.........................  (14,389,183)  (38,548,290)
                                                   ------------  ------------
 Decrease in Net Assets...........................  (47,745,989)  (73,747,269)

 NET ASSETS:
 Beginning of period..............................   86,983,597   160,730,866
                                                   ------------  ------------
 End of period*................................... $ 39,237,608  $ 86,983,597
                                                   ============  ============
 * Includes accumulated net investment
   loss of:.......................................    $(280,501)           --
                                                   ============  ============

See Notes to Financial Statements.

                                      10

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The Italy Fund Inc.

Notes to Financial Statements (unaudited)
----------------------------------------------------------

1. Significant Accounting Policies

The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At January 31, 2001, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net

                                      11

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The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
----------------------------------------------------------

assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

All officers (except one) and one Director of the Fund are employees of Citigroup or its affiliates.

For the nine months ended October 31, 2001, Salomon Smith Barney Inc. received no brokerage commissions.

3. Investments

During the nine months ended October 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                   Purchases.................... $39,474,496
                                                 ===========
                   Sales........................ $60,228,227
                                                 ===========

At October 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

              Gross unrealized appreciation.......... $11,591,273
              Gross unrealized depreciation..........  (1,681,543)
                                                      -----------
              Net unrealized appreciation............ $ 9,909,730
                                                      ===========

                                      12

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The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
----------------------------------------------------------

4. Securities Valued by the Fund's Board of Directors
One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:

            Number of Acquisition  10/31/01  Value Per Percentage of
  Security   Shares      Date     Fair Value   Unit     Net Assets     Cost
  --------  --------- ----------- ---------- --------- ------------- --------
  ETF Group  42,200     3/13/00    $62,277     $1.48       0.16%     $297,774

5. Concentration of Risk
Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of securities, including foreign currency risk. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

6. Lending of Portfolio Securities
The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2001, the Fund had loaned common stocks which were collateralized by cash. The market value for the securities on loan for the Fund was $11,051,849.

                                      13

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The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
----------------------------------------------------------


At October 31, 2001, the cash collateral received for these securities on loan was invested as follows:

Security Description                                             Value
--------------------                                             -----
Time Deposits:
  Abbey National, London, 2.630% due 11/1/01................. $   156,183
  ABN Amro Bank of Tokyo, 2.625% due 11/1/01.................     514,473
  Bank of Austria, 2.640% due 11/1/01........................     565,921
  Bank of Scotland Treasury Service PLC, 2.660% due 11/1/01..     565,921
  Barclays, Singapore, 2.625% due 11/1/01....................     163,791
  Banca IntesaBci, 2.640% due 11/1/01........................     565,921
  BNP Paribas, London, 2.660% due 11/1/01....................     565,921
  Caisse de Depots et Consignations, 2.660% due 11/1/01......     565,921
  Caja de Madrid, 2.660% due 11/1/01.........................     565,921
  Commerzbank, Singapore, 2.625% due 11/1/01.................     422,100
  Credit Agricole Indozuez, 2.660% due 11/1/01...............     565,921
  Credit Indusrial et Commercial, London, 2.640% due 11/1/01.     565,921
  Den Danske, Copenhagen, 2.640% due 11/1/01.................     565,921
  Dresdner, Tokyo, 2.625% due 11/1/01........................     514,473
  ING, Amsterdam, 2.640% due 11/1/01.........................     565,921
  KBC, Singapore, 2.625% due 11/1/01.........................     565,921
  Landesbank Hessen Thuringen, Dublin, 2.660% due 11/1/01....     565,921
  Rabobank, London, 2.625% due 11/1/01.......................     565,921
  Societe Generale, 2.650% due 11/1/01.......................     565,921
  Unibank, 2.670% due 11/1/01................................     565,921
  Westdeutsche Landesbank,Tokyo, 2.625% due 11/1/01..........     565,921
Money Market Funds:
  Federated Prime Value, 2.757% due 11/1/01..................     411,579
  Janus Institutional Money Market, 2.772% due 11/1/01.......     411,579
                                                              -----------
Total........................................................ $11,648,914
                                                              ===========

In addition to the above noted cash collateral, the Fund received securities collateral with a market value of $87,750.

Interest income earned by the Fund from securities lending for the nine months ended October 31, 2001 was $151,632.

                                      14

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The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
----------------------------------------------------------


7. Capital Stock

At October 31, 2001, the Fund had authority to issue 20,000,000 shares of common stock with a par value of $0.01 per share.

On October 27, 1998, the Fund commenced a share repurchase plan. Since the inception of the share repurchase plan, the Fund has repurchased 1,625,875 shares with a total cost of $25,043,708. For the nine months ended October 31, 2001, the Fund has repurchased 94,900 shares with a total cost of $916,550.

In addition, for the year ended January 31, 2001, the Fund repurchased 2,012,879 shares through a tender offer, which terminated on September 5, 2000, amounting to $40,417,863, which included expenses of $99,897, paid during the year ended January 31, 2001. During the nine months ended October 31, 2001, the Fund paid additional expenses of $75,375 associated with the tender offer which expired on September 5, 2000.

For the nine months ended October 31, 2001, the Fund repurchased 1,691,573 shares through a tender offer, which terminated on July 19, 2001, amounting to $13,397,258.

                                      15

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The Italy Fund Inc.

Financial Highlights
----------------------------------------------------------

Set forth below is per share operating performance data for a share of common stock outstanding throughout each year ended January 31, unless otherwise noted. Total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                     2001/(1)(2)/  2001/(2)/   2000      1999      1998      1997
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $12.73      $19.24     $18.09    $14.49    $11.94    $ 9.56
                                       -------     -------   --------  --------  --------  --------
Income (Loss) From Operations:
  Net investment income.............      0.07        0.11       0.12      0.17      0.07      0.10
  Net realized and unrealized            (3.97)       1.36       3.94      3.82      2.50      2.52
   gain (loss)......................   -------     -------   --------  --------  --------  --------
Total Income (Loss) From                 (3.90)       1.47       4.06      3.99      2.57      2.62
 Operations.........................   -------     -------   --------  --------  --------  --------
Gain From Repurchase of                   0.01        0.16       0.27      0.07        --        --
 Treasury Stock.....................   -------     -------   --------  --------  --------  --------
Gain From Tender Offer (3)..........      0.14        0.12         --        --        --        --
                                       -------     -------   --------  --------  --------  --------
Loss From Stock Dividend (4)........        --       (0.28)        --        --        --        --
                                       -------     -------   --------  --------  --------  --------
Less Distributions From:
  Net investment income.............        --       (0.24)     (0.24)    (0.20)    (0.02)    (0.24)
  Net realized gains................     (1.21)      (7.74)     (2.94)    (0.26)       --        --
                                       -------     -------   --------  --------  --------  --------
Total Distributions.................     (1.21)      (7.98)     (3.18)    (0.46)    (0.02)    (0.24)
                                       -------     -------   --------  --------  --------  --------
Net Asset Value, End of Period......    $ 7.77      $12.73     $19.24    $18.09    $14.49    $11.94
                                       =======     =======   ========  ========  ========  ========
Market Value, End of Period.........    $ 6.74      $11.45    $16.688   $14.938   $12.125    $10.00
                                       =======     =======   ========  ========  ========  ========
Total Return, Based on                  (32.73)%++   21.90%     35.61%    26.96%    21.53%    24.49%
 Market Value (5)...................   =======     =======   ========  ========  ========  ========
Total Return, Based on                  (30.24)%++   17.55%     29.10%    28.66%    21.59%    28.27%
 Net Asset Value (5)................   =======     =======   ========  ========  ========  ========
Net Assets, End of Period (000's)...   $39,238     $86,984   $160,731  $167,682  $137,712  $113,433
                                       =======     =======   ========  ========  ========  ========
Ratios to Average Net Assets:
 Net investment income..............      0.92%+      0.56%      0.68%     0.58%     0.61%     0.97%
 Expenses (6).......................      1.73+       1.32       1.23      1.22      1.29      1.42
Portfolio Turnover Rate.............        72%         29%        28%       22%       16%       47%

--------
(1) For the nine months ended October 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) Calculated based on ending shares outstanding at the date of tender offers, July 19, 2001 and September 5, 2000, respectively.
(4) Calculated based on ending shares outstanding at the date of stock dividend distribution, December 29, 2000.
(5) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(6) During the year ended January 31, 1997, the Fund earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the ratios of expenses to average net assets would have been 1.42%.
 ++ Totalreturn is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                                      16

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The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)
----------------------------------------------------------


Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by PFPC Global Fund Services ("PFPC"), as dividend-paying agent under the Plan, unless the shareholder informs PFPC that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by PFPC as dividend paying agent.

The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or
(ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, PFPC will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before PFPC has completed its purchases, PFPC is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or
(b) 95% of the then current market price.

Participants in the Plan have the option of making additional semi-annual cash payments to PFPC in any amount from $100 to $3,000 for investment in Fund shares. PFPC uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

                                      17

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The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
----------------------------------------------------------


Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

A shareholder may terminate participation in the Plan at any time by notifying PFPC in writing. A termination will be effective immediately if notice is received by PFPC no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

Information concerning the Plan may be obtained from PFPC Global Fund Services at 1-800-331-1710.

                             --------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                       18

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The Italy Fund Inc.
----------------------------------------------------------


INVESTMENT MANAGER AND ADMINISTRATOR

Smith Barney Fund Management LLC
125 Broad Street
10th Floor, MF-2
New York, New York 10004

DIRECTORS

Phillip Goldstein
Glenn Goodstein
Dr. Paul Hardin
Heath B. McLendon
George M. Pavia

James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus

OFFICERS

Heath B. McLendon
Chairman

Mario d'Urso
President

Lewis E. Daidone
Senior Vice President and Treasurer

Rein W. van der Does
Vice President and Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

       -----------------------------------------------------------------------

       This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

       -----------------------------------------------------------------------

       -----------------------------------------------------------------------

       Comparisons between changes in the Fund's net asset value per share and changes in the Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Euro/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).

       -----------------------------------------------------------------------

                              The Italy Fund Inc.

                               125 Broad Street
                               10th Floor, MF-2
                           New York, New York 10004
                                 FD01045 12/01